EXHIBIT 99.1

AMENDMENT NO. 2 TO COLLATERAL TRUST AGREEMENT

THIS AMENDMENT NO. 2 dated as of April 1, 2010 (this "Amendment"), among (i) CALIFORNIA PETROLEUM TRANSPORT CORPORATION ("CalPetro"), (ii) THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to Chemical Trust of California ("Chemical") and Chase Manhattan Bank And Trust Company, National Association (together with Chemical, the "Prior Trustees")), as Collateral Trustee, Serial Indenture Trustee and Term Indenture Trustee (the "Collateral Trustee" and "Indenture Trustee"), (iii) CALPETRO TANKERS (BAHAMAS I) LIMITED ("CalPetro Tankers I"), (iv) CALPETRO TANKERS (BAHAMAS II) LIMITED ("CalPetro Tankers II"), (v) CALPETRO TANKERS (BAHAMAS III) LIMITED ("CalPetro Tankers III") and (vi) CALPETRO TANKERS (IOM) LIMITED ("CalPetro Tankers IOM", and together with CalPetro Tankers I, CalPetro Tankers II and CalPetro Tankers III, the "Owners") to the Collateral Trust Agreement dated as of April 5, 1995 among CalPetro, the Indenture Trustee, the Collateral Trustee and the Owners, as amended by Amendment No.1, dated as of June 28, 2001 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Collateral Agreement").

W I T N E S S E T H :

WHEREAS, CalPetro and the Indenture Trustee entered into the Term Indenture dated as of April 1, 1995, as supplemented and amended by Supplement No. 1, dated as of June 28, 2001, (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture");

WHEREAS, the Indenture provided for the initial issuance of an aggregate principal amount of $117,900,000 of 8.52% First Preferred Mortgage Notes due 2015 of CalPetro (the "Notes");

WHEREAS, the m.t. Front Voyager, a single-hull Suezmax class crude oil tanker, owned by CalPetro Tankers III, that serves as part of the collateral for the Collateral Agreement (the "Vessel"), is no longer permitted to engage in the seaborne transportation of crude oil after February 26, 2010, under the environmental regulations of the International Maritime Organization;

WHEREAS, the Vessel's current Acceptable Replacement Charter with Frontline Voyager Inc. will be terminated on April 1, 2010;

WHEREAS, Frontline Ltd. ("Frontline"), the manager of the Vessel, has determined that, given the single-hull structure of the Vessel, efforts to enter into a replacement charter for the Vessel, as of the date hereof, have failed and no Acceptable Replacement Charter is expected to be available after the expiration of the current charter on April 1, 2010;

WHEREAS, the Collateral Agreement does not provide procedures to follow in the event an Acceptable Replacement Charter is terminated;

WHEREAS, CalPetro, CalPetro Tankers III, the Collateral Trustee and the Indenture Trustee have determined that the likely intent of the parties and the best course of action in the event of termination of an Acceptable Replacement Charter is to allow CalPetro Tankers III to follow the same procedures set forth in the Collateral Agreement for the termination of the Initial Charter (as defined therein), which provides for the sale of the Vessel if no Acceptable Replacement Charter is available;

WHEREAS, pursuant to Section 7.03(b)(iii) of the Collateral Agreement, with the consent of a majority in aggregate principal amount of Holders of the Notes issued under the Indenture, the Collateral Trustee, the Indenture Trustees and CalPetro may change the definition of any defined term used in Sections 3.01, 3.02, 3.03 or 3.04;

WHEREAS, holders of 99.92% of the aggregate principal amount of the Notes outstanding consented to changes to the Indenture and certain collateral agreements in connection therewith, including the Collateral Agreement, which changes will permit the sale of the Vessel in accordance with the provisions of the Consent Solicitation Statement dated February 17, 2010 distributed to holders of the Notes (the "Consent Solicitation Statement"), which is attached hereto as Appendix A;

WHEREAS, certain of the changes approved by Holder of the Notes set forth in the Solicitation Statement Agreement will take effect only if the Vessel is sold for an "Adequate Bid;"

WHEREAS, an "Adequate Bid" is a price such that the net proceeds from the sale of the Vessel (after deducting fees and expenses of the termination and sale) together with any termination payments paid in connection with the previous and current charter of the Vessel that are held by the Collateral Trustee pursuant to the Collateral Trust Agreement are sufficient to redeem the Allocated Principal Amount of the Notes at a redemption price equal to the greater of (x) the sum of (A) an amount equal to 100% of the Allocated Principal Amount and (B) the Make-Whole Premium or (y) the applicable Redemption Premium Price, each as defined in the Indenture, plus accrued but unpaid interest to the date of redemption;

WHEREAS, under Section 1.1 the defined term "Initial Charter" used in Section 3.01 and elsewhere, must be amended in order to clarify that the procedures set forth in the Collateral Agreement for the termination of the Initial Charter shall also apply in the event of the termination of an Acceptable Replacement Charter;

WHEREAS, a sale of the Vessel will necessitate the release of the Vessel as collateral under the Collateral Agreement; and

WHEREAS, under Section 1.1 the defined terms "Mortgage" and "Security Documents," used in Section 3.01 or elsewhere, must be amended to allow for the release of the Vessel as collateral under the Collateral Agreement;

NOW, THEREFORE, in consideration of the premises and One Dollar ($1.00) and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1.      Definitions.  Capitalized terms used herein without definition shall have the respective meanings ascribed thereto (or incorporated by reference) in the Collateral Agreement, which also contains rules of usage that apply to terms defined therein and herein.

Article 2.      Pursuant to Section 7.03(c) of the Collateral Agreement, the Indenture Trustee hereby directs the Collateral Trustee to amend, supplement or waive any Security Document as required in connection with, and to enable and permit, to clarify procedures to follow in connection with the termination of charters of the vessels securing the Notes, including the Vessel, so as to allow for putting in place new charters or the sale of a vessel if no new charter is available in accordance with the provisions of the Consent Solicitation Statement.

Article 3.       Agreements and Amendments.

(a) The definition of "Initial Charter" shall hereby be amended to read:

"'Initial Charter' means, for each Vessel, the bareboat charter between the related Owner and Chevron Transport dated the Closing Date, as the same may be amended from time to time. For any Vessel under an Acceptable Replacement Charter, in the event that such Acceptable Replacement Charter terminates, the Acceptable Replacement Charter shall be deemed to be an Initial Charter."

(b) Provided that the Vessel is sold at an Adequate Bid, the definition of "Mortgage" shall hereby be amended to read:

"'Mortgage' means, for each Vessel, other than the m.t. Front Voyager, the First Preferred Ship Mortgage or Statutory Mortgage and Deed of Covenants for such Vessel, as applicable, dated the date of the related Initial Charter, between the related Owner and California Petroleum and assigned by California Petroleum to the Collateral Trustee, as the same may be amended from time to time."

(c) Provided that the Vessel is sold at an Adequate Bid, the definition of "Security Documents" shall hereby be amended to read:

"'Security Documents' means, for each Vessel and the Owners, other than CalPetro Tankers (Bahamas III) Limited, the Loan Agreements, the Mortgage, the Assignment of Initial Charter, the Assignment of Earnings and Insurances, the Assignment of Initial Charter Guarantee, the Assignment of Management Agreement, the Issue of One Debenture, the Stock Pledge, the Assignment of Vessel Purchase Agreement, and any additional security agreement, assignment or mortgage document entered into by any Owner from time to time in connection with such Owner's Loan Agreements.

Article 4.      Amendments of Security Documents.  Provided that the Vessel is sold at an Adequate Bid and pursuant to Section 7.03(c) of the Collateral Agreement, the Indenture Trustee hereby directs the Collateral Trustee to amend, supplement or waive any Security Document as required in connection with, and to enable and permit, the sale of the Vessel in accordance with the provisions of the Consent Solicitation Statement approved by a majority in aggregate principal amount of Holders of Notes issued under the Indenture, which is attached hereto as Appendix A.

Article 5.      Continued Effect; Counterparts.  Except as expressly amended hereby, the Collateral Agreement remains in full force and effect, all other Security Documents and Related Security Documents remain in full force and effect, and each of the parties hereto hereby expressly affirms its respective obligations hereunder and thereunder notwithstanding the amendment effected hereby. As from the date of this Amendment, any reference to the Collateral Agreement in any Security Document or Related Security Document shall mean the Collateral Agreement as amended hereby. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

Article 6.      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by an officer thereunto duly authorized, all as of the date first above written.

CALIFORNIA PETROLEUM TRANSPORT CORPORATION

By:	/s/ Frank B. Bilotta
Name: Frank B. Bilotta
Title: President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Collateral Trustee

By:	/s/ Marcella Burgess
Name: Marcella Burgess
Title: Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Term Indenture Trustee

By:	/s/ Marcella Burgess
Name: Marcella Burgess
Title: Vice President

CALPETRO TANKERS (BAHAMAS I) LIMITED

By:	/s/ Kate Blankenship
Name: Kate Blankenship
Title: Director

CALPETRO TANKERS (BAHAMAS II) LIMITED

By:	/s/ Kate Blankenship
Name: Kate Blankenship
Title: Director

CALPETRO TANKERS (BAHAMAS III) LIMITED

By:	/s/ Kate Blankenship
Name: Kate Blankenship
Title: Director

CAPETRO TANKERS (IOM) LIMITED

By:	/s/ Kate Blankenship
Name: Kate Blankenship
Title: Director